SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): January 19, 2005


                        BAYNON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its Charter)


         Nevada                    000-26653                88-0285718
(State or other jurisdiction (Commission File Number)   (IRS Employer
  of incorporation)                                    Identification No.)


266 Cedar Street, Cedar Grove, New Jersey                07009
(Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code:  (973) 239-2952



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ITEM 4.01  Changes in Registrant's Certifying Accountant.

Resignation of Certifying Accountant

         On January 19, 2005, Samuel Klein and Company ("Samuel Klein") resigned as the independent public accountants of Baynon International Corporation (the "Company").

         Samuel Klein's reports on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 (the last fiscal year for which a report was filed), did not contain an adverse opinion or a disclaimer of opinion. There was no qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and 2003, and the subsequent interim period preceding Samuel Klein's resignation on January 19, 2005, there were no disagreements with Samuel Klein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Samuel Klein, would have caused them to make a reference to the subject matter of the disagreements in connection with its report. No disagreements have arisen in the period since the date of Samuel Klein's resignation.

         None of the reportable events described under Item 304(a)(1)(iv)(A) of Regulation S-B occurred during the two most recent fiscal years or within the interim period through the date of this report.

         The Company has provided Samuel Klein with a copy of the foregoing disclosures. A letter from Samuel Klein addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3) is included as Exhibit 16 to this Form 8-K.

         Prior to the resignation of Samuel Klein, the Company had not engaged a new accountant either as the principal accountant to audit the Company's financial statements or as the auditor of a significant subsidiary.

Engagement of New Certifying Accountant

         On January 21, 2005, the Company engaged Rotenberg, Meril, Solomon, Bertiger & Gutilla, P.C. ("RMSB&G") as the Company's new certifying accountant. The Company does not have an audit committee. The Company's Board of Directors approved the appointment of RMSB&G.

         Prior to the Company's appointment of RMSB&G, the Company had no prior relationship with RMSB&G or any of its members. The Company had not consulted RMSB&G on any matters prior to the engagement of RMSB&G on January 21, 2005.

ITEM 9.01.   Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  16                Revised Letter from Samuel Klein & Co.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BAYNON INTERNATIONAL CORPORATION
                                 (Registrant)




                                 By: /s/ Pasquale Catizone
Date: January 31, 2005           Name:    Pasquale Catizone
                                 Position: President